SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2025

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On February 26, 2025, Charter Communications, Inc. (“Charter”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 12, 2024, by and among Charter, Liberty Broadband Corporation (“Liberty Broadband”), Fusion Merger Sub 1, LLC (“Merger LLC”), a wholly owned subsidiary of Charter, and Fusion Merger Sub 2, Inc. (“Merger Sub”), a wholly owned subsidiary of Merger LLC, pursuant to which Charter will acquire Liberty Broadband through the merger of Merger Sub with and into Liberty Broadband (the “Merger”), with Liberty Broadband surviving the Merger as the surviving corporation and becoming an indirect wholly owned subsidiary of Charter. Immediately following the Merger, Liberty Broadband, as the surviving corporation of the Merger, will merge with and into Merger LLC (the “Upstream Merger”), with Merger LLC surviving the Upstream Merger as the surviving company and as a wholly owned subsidiary of Charter.

As of the close of business on January 13, 2025, the record date for the Special Meeting, there were 141,947,895 shares of Class A common stock outstanding and eligible to vote, representing the same number of votes, and 1 share of Class B common stock outstanding and eligible to vote, representing 16,471,401 votes. At the Special Meeting, 132,040,720 shares of Class A common stock, representing the same number of votes, and 1 share of Class B common stock, representing 16,471,401 votes, were represented in person or by proxy, constituting a quorum to conduct business.

The votes cast for all matters are set forth below:

1.Approval of the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Charter merger proposal”).*

For	Against	Abstain	Broker Non-Votes
83,147,423	79,229	67,163	N/A

* Approval of the Charter merger proposal required the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of Charter common stock entitled to vote on this proposal at the Special Meeting, other than any outstanding shares of Charter common stock beneficially owned, directly or indirectly, by (A) Liberty Broadband and its Affiliates (as defined in the Merger Agreement), (B) the Malone Group and its Affiliates (each as defined in the Merger Agreement), (C) the Maffei Group and its Affiliates (each as defined in the Merger Agreement), (D) A/N and its Affiliates (each as defined in the Merger Agreement), (E) the members of the Charter board of directors and the Parent Section 16 Officers (as defined in the Merger Agreement), (F) the members of the Liberty Broadband board of directors and the Company Section 16 Officers (as defined in the Merger Agreement) or (G) immediate family members (as defined in Item 404 of Regulation S-K) of any of the foregoing (collectively, the “Charter Disinterested Stockholders”), voting together as a single class. The table above includes only votes cast by the Charter Disinterested Stockholders.

2.Approval of the issuance of shares of Charter Class A common stock, par value $0.001 per share, and Charter Series A cumulative redeemable preferred stock, par value $0.001 per share, in connection with the Merger (including in respect to Liberty Broadband equity awards) (the “share issuance proposal”).

For	Against	Abstain	Broker Non-Votes
148,338,086	107,163	66,872	N/A

Approval of the share issuance proposal required the affirmative vote of a majority of the votes cast by holders of Charter common stock at the Special Meeting.

3.Approval of the adjournment of the Charter special meeting from time to time to solicit additional proxies in favor of the Charter merger proposal or the share issuance proposal if there are insufficient votes at the time of such adjournment to approve the Charter merger proposal or the share issuance proposal or if otherwise determined by the chairperson of the meeting to be necessary or appropriate (the “Charter adjournment proposal”).

For	Against	Abstain	Broker Non-Votes
139,588,666	8,849,017	74,438	N/A

Approval of the Charter adjournment proposal required the affirmative vote of the holders of shares having a majority of the voting power of the shares of Charter common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal at the Special Meeting, voting together as a single class.

No other matters were considered and voted on by the stockholders at the Special Meeting.

As a result of the votes cast as reported above, the stockholders approved (i) the Charter merger proposal, (ii) the share issuance proposal, and (iii) the Charter adjournment proposal.

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 26, 2025, Charter and Liberty Broadband issued a joint press release announcing that Charter and Liberty Broadband stockholders approved each of the proposals presented at their respective special meetings, including the proposal to approve the Merger Agreement and related transactions. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The furnishing of the attached press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1*	Press Release dated February 26, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL
* furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: February 27, 2025		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: February 27, 2025		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: February 27, 2025		Executive Vice President, Chief Accounting Officer and Controller